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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) April 3, 2000
                                           -------------

                            ZAXIS INTERNATIONAL INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-15476               68-0080601
        --------                        -------               ----------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)         Identification No.)

    1890 Georgetown Road, Hudson, Ohio                        44236
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (330) 650-0444
                                                    --------------


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Item 5.  Other Events

Zaxis International Inc. announced the appointment of Charles Maimbourg to the position of Chief Financial Officer effective April 3, 2000. Mr. Maimbourg is a former partner in the firm of Ernst & Young LLP and started their Dispute Resolution & Litigation Services (DRLS) department. He is a Certified Public Accountant, Certified Management Accountant, Certified Internal Auditor, and a Certified Fraud Examiner.


Exhibit 5 A.      Company Press Release, April 4, 2000
                  "Zaxis International Inc. Appoints Chief Financial Officer"



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Zaxis International Inc.

Date: April 7, 2000
      -------------                       /s/JOHN HROBSKY
                                          --------------------------------------
                                          John Hrobsky
                                          President and Chief Executive Officer
                                          Zaxis International Inc.



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                                  Exhibit Index


      Exhibit Number                      Exhibit Description
      --------------                      -------------------

          5 A. Company Press Release, April 4, 2000 "Zaxis International Inc. Appoints Chief Financial Officer"